                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of l934



Date of Report (Date of earliest event reported)            September 3, 1997
                                                           -------------------


                        NOONEY REALTY TRUST, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as specified in its charter)





          Missouri                    0-13754              43-1339136
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(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                   File No.)           Identification No.)



         7701 Forsyth Boulevard, St. Louis, Missouri                63105
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           (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code        (314) 863-7700
                                                              -----------------

                               Not Applicable
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        (Former  name or former address, if changed since last report)





                                    Page 1 of 2 Pages
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ITEM 5 - Other Events
---------------------

On September 3, l997, John R. Hart resigned as a Director of Nooney Realty Trust, Inc. (the "Registrant").

On September 8, 1997, KelCor, Inc., a shareholder of Registrant, filed a Petition in Mandamus in the Circuit Court of St. Louis County, State of Missouri, seeking to force Registrant to hold an Annual Meeting of
Shareholders on or before October 31, 1997.   Registrant is contesting this
lawsuit.

On September 18, 1997, Registrant filed its Petition For Declaratory Relief in the Circuit Court of Jackson County, Missouri, at Kansas City, against David L. Johnson et al, seeking to determine if there are any "Excess Shares" as defined in the Bylaws and who the owners are.







                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 NOONEY REALTY TRUST, INC.




Date:       October 14, 1997           /s/ Gregory J. Nooney, Jr.
      ------------------------------   ------------------------------------
                                       Gregory J. Nooney, Jr.
                                       Chairman of the Board and
                                       Chief Executive Officer